                                                               EXHIBIT (2)(D)(1)

COMMON STOCK                                                        COMMON STOCK
THIS CERTIFICATE MAY BE PRESENTED FOR TRANSFER                            SHARES
IN BOSTON, MASS. OR NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF                      SEE REVERSE FOR
MARYLAND                                                     CERTAIN DEFINITIONS
                                                               CUSIP 882904 10 5

                               THE THAI FUND, INC.

     This certifies that

is the owner of

fully paid and non-assessable shares of the par value of $0.01 per share of the
Common Stock of The Thai Fund, Inc., transferable on the books of said
Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN Witness Whereof, The Thai Fund, Inc. has caused its corporate seal to be hereto affixed and this certificate to be executed in its name and behalf by its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON
TRANSFER AGENT AND REGISTRAR

BY
   ----------------------------------
   AUTHORIZED SIGNATURE

-------------------------------------   ----------------------------------------
TREASURER                               PRESIDENT

                               THE THAI FUND, INC.
                                 CORPORATE SEAL
                                    Maryland

                               THE THAI FUND, INC.

                                   ----------

  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE
CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A
                            REPLACEMENT CERTIFICATE.

                                   ----------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT-- ______ Custodian _____
TEN ENT--as tenants by the                                (Cust)           Minor
entireties
JT TEN--as joint tenants with right
of survivorship and not as tenants
in common

     Additional abbreviations may also be used though not in the above list.

For value received,  ___________________ hereby sell, assign and transfer under

Please insert social security or other
identifying number of assignee

-------------------------------------

-------------------------------------

________________________________________________________________________________
                PLEASE TYPE OR PRINT NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named
Corporation, with full power of substitution in the premises.

Dated
      -------------------------------

                                        ----------------------------------------

                              NOTICE:   THE SIGNATURE OF THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.